UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
 LKQ Corporation

(Name of registrant as specified in its charter)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 06, 2013

Meeting Information
LKQ CORPORATION	Meeting Type: Annual Meeting
For holders as of: March 07, 2013
Date: May 06, 2013 Time: 1:30 PM CST
Location: 135 South LaSalle Street
43rd Floor
Chicago, Illinois 60603

You are receiving this communication because you hold shares in the above named company.
LKQ CORPORATION ATTN: VICTOR CASINI 500 WEST MADISON STREET SUITE 2800 CHICAGO, IL 60661
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

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—— Before You Vote ——
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement 2. Annual Report on Form 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow à (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow à (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 22, 2013 to facilitate timely delivery.

xxxx xxxx xxxx
—— How To Vote ——
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow à available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting items
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors
	Nominees
01	A. Clinton Allen	02	Kevin F. Flynn	03	Ronald G. Foster	04	Joseph M. Holsten	05	Blythe J. McGarvie
06	Paul M. Meister	07	John F. O'Brien	08	Guhan Subramanian	09	Robert L. Wagman	10	William M. Webster, IV

The Board of Directors recommends you vote FOR proposals 2., 3., 4. and 5.
2.	Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of LKQ Corporation for the fiscal year ending December 31, 2013.
3.
Approval of the material terms of the performance goals under the LKQ Corporation 1998 Equity Incentive Plan to permit certain payments under the plan to qualify as tax-deductible performance based compensation, as described in the Proxy Statement for the Annual Meeting.

4.
Approval of an amendment to the LKQ Corporation Certificate of Incorporation to increase the number of authorized shares of common stock from 500,000,000 to 1,000,000,000, as described in the Proxy Statement for the Annual Meeting.

5.	Approval, on an advisory basis, of the compensation of the named executive officers of LKQ Corporation.
NOTE: With discretionary authority upon such other matters as may properly come before the meeting.

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